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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 17, 2003

                                 STRATASYS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                1-13400                     36-3658792
(State or other jurisdiction    (Commission                  (IRS Employer
      of incorporation)        File Number)               Identification No.)

14950 MARTIN DRIVE, EDEN PRAIRIE, MINNESOTA                    55344
 (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (952) 937-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

      On August 18, 2003, Stratasys, Inc. announced that on August 17 it completed a private placement of 700,000 shares of common stock at a price of $29.50 per share and warrants to purchase up to an additional 105,000 shares of common stock at an exercise price of $34.66 per share to two institutional investors for gross proceeds of $20,650,000. There were no selling stockholders. The Securities Purchase Agreement, the form of Warrant, and the press release announcing the private placement are submitted as exhibits to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      4.1   Form of Warrant to purchase shares of common stock.

      10.1 Securities Purchase Agreement, dated as of August 17, 2003, among Stratasys, Inc. and the purchasers identified on the signature pages thereto.

      99.1  Stratasys, Inc., Press Release, issued August 18, 2003.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRATASYS, INC.
                                       (Registrant)

Date: August 18, 2003                  By: /s/ Thomas W. Stenoien
                                           -------------------------------------
                                                Thomas W. Stenoien
                                                Executive Vice President and
                                                Chief Financial Officer



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